MUNIVEST
PENNSYLVANIA
INSURED
FUND




FUND LOGO




Annual Report

October 31, 1998


This report, including the financial information herein, is transmitted to the shareholders of MuniVest Pennsylvania Insured Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.


MuniVest Pennsylvania
Insured Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MUNIVEST PENNSYLVANIA INSURED FUND


The Benefits and
Risks of
Leveraging

MuniVest Pennsylvania Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



MuniVest Pennsylvania Insured Fund, October 31, 1998


DEAR SHAREHOLDER

For the year ended October 31, 1998, the Common Shares of MuniVest Pennsylvania Insured Fund earned $0.716 per share income dividends, which included earned and unpaid dividends of $0.063. This represents a net annualized yield of 5.22%, based on a month-end per share net asset value of $13.70. Over the same period, the total investment return on the Fund's Common Shares was +8.95%, based on a change in per share net asset value from $13.28 to $13.70, and assuming reinvestment of $0.715 per share income dividends.

For the six-month period ended October 31, 1998, the total investment return on the Fund's Common Shares was +6.36%, based on a change in per share net asset value from $13.23 to $13.70, and assuming reinvestment of $0.358 per share income dividends.

For the six-month period ended October 31, 1998, the Fund's Auction Market Preferred Shares had an average yield of 3.25%.


The Municipal Market
Environment
During the six months ended October 31, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 90 basis points (0.90%) to approximately 5% by the end of September. This is the lowest level since the US Treasury reintroduced 30-year maturity bond auctions in 1977.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt instruments back to various world equity markets. US Treasury security yields rose for the remainder of the month to end October at 5.15%. During the six-month period ended October 31, 1998, long-term Treasury security yields declined approximately 80 basis points.

During the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of more than 15% over the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended October 31, 1998, just over $60 billion in new long-term municipal bonds were underwritten, a decline of 4% compared to the same quarter a year ago. During the month of October, there were less than $20 billion in new municipal bond securities issued, a decline of over 10% compared to October 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.

Throughout the six-month period ended October 31, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the unmanaged Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined over 40 basis points to 5.09% by the end of September, their lowest level since the early 1970s. Municipal bond yields rose during October to end the period at 5.24%. Over the past six months, long-term tax-exempt bond yields declined almost 30 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At October 31, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%--88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.


Portfolio Strategy
We continued to maintain a constructive strategy during the six-month period ended October 31, 1998. We believed that the robust economic growth seen in late 1997 and the first quarter of 1998 would be tempered by deteriorating Asian and Latin American economies and an absence of inflation. Consequently, we expected tax-exempt bond yields to trade in a relatively narrow range with a bias toward lower bond yields as 1998 progressed. We maintained a fully invested position in order to seek to enhance total return. Looking ahead, we expect to remain fully invested over the coming months with little change to the Fund's present structure.

Our outlook calls for a substantial slowdown in the growth of the economy in the coming year as consumption growth slows along with capital spending and a further trade drag. We believe that the Federal Reserve Board will respond with an easier monetary policy, which is likely to cause interest rates on intermediate-term and long-term municipal bonds to fall further.


In Conclusion
We appreciate your ongoing interest in MuniVest Pennsylvania Insured Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and
Portfolio Manager



December 3, 1998




MuniVest Pennsylvania Insured Fund, October 31, 1998


PROXY RESULTS

During the six-month period ended October 31, 1998, MuniVest
Pennsylvania Insured Fund Common Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

                                                                                   Shares Voted                Shares Withheld
                                                                                       For                       From Voting
1. To elect the Fund's Board of Trustees:    Herbert I. London                       3,750,373                       82,646
                                             Robert R. Martin                        3,745,868                       87,151
                                             Andre F. Perold                         3,750,318                       82,701
                                             Arthur Zeikel                           3,748,668                       84,351

                                                                                   Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain
2. To select Deloitte & Touche LLP as the Fund's independent auditors.               3,776,236        24,650         32,133


During the six-month period ended October 31, 1998, MuniVest
Pennsylvania Insured Fund Preferred Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

                                                                                   Shares Voted                 Shares Withheld
                                                                                        For                       From Voting
1. To elect the Fund's Board of Trustees: James H. Bodurtha, Herbert I. London,
   Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel                  1,070                           11

                                                                                   Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain
2. To select Deloitte & Touche LLP as the Fund's independent auditors.                 1,030            50             0



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.



QUALITY PROFILE

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

                                          Percent of
S&P Rating/Moody's Rating                 Net Assets

AAA/Aaa                                      85.7%
AA/Aa                                         4.4
BBB/Baa                                       7.5
Other++                                       4.0

[FN]
++Temporary investments in short-term municipal securities.



MuniVest Pennsylvania Insured Fund, October 31, 1998


Portfolio Abbreviations

To simplify the listings of MuniVest Pennsylvania Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
GO      General Obligation Bonds
HFA     Housing Finance Agency
IDA     Industrial Development Authority
PCR     Pollution Control Revenue Bonds
RITES   Residual Interest Tax-Exempt Securities
RITR    Residual Interest Trust Receipts
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                S&P     Moody's     Face                                                                         Value
STATE         Ratings   Ratings    Amount   Issue                                                              (Note 1a)
Pennsylvania--  BBB-      Baa2    $ 1,670   Allegheny County, Pennsylvania, IDA, Environmental Improvement,
101.6%                                      Revenue Refunding Bonds (USX Corp.), 5.60% due 9/01/2030             $ 1,683

                AAA       Aaa       1,500   Allegheny County, Pennsylvania, Sanitation Authority,
                                            Sewer Revenue Bonds, RITR, Series 20, 7.02% due 12/01/2024 (g)         1,610

                AAA       Aaa       1,600   Altoona, Pennsylvania, City Authority, Water Revenue Bonds,
                                            Series A, 6.50% due 11/01/2004 (c)(f)                                  1,845

                AAA       Aaa       2,000   Beaver County, Pennsylvania, IDA, Exempt Facilities Revenue
                                            Bonds (Shippingport Project), AMT, Series A, 5.375% due
                                            6/01/2028 (b)                                                          2,029

                                            Berks County, Pennsylvania, GO:
                AAA       Aaa       2,550     Refunding, Series 1995, 5.85% due 11/15/2018 (c)                     2,744
                NR*       Aaa       1,000     UT, 5% due 11/15/2025 (b)                                              985

                AAA       Aaa       2,550   Blair County, Pennsylvania, Hospital Authority Revenue Bonds
                                            (Altoona Hospital Project), RITES, 6.375% due 7/01/2013 (b)(g)         2,787

                AAA       Aaa       1,000   Bucks County, Pennsylvania, IDA, Revenue Refunding Bonds
                                            (Grand View Hospital), Series A, 5.25% due 7/01/2021 (b)               1,005

                AAA       Aaa       2,500   Butler, Pennsylvania, Refunding (Area School District), UT,
                                            Series B, 4.75% due 10/01/2022 (c)                                     2,400

                BBB+      NR*       1,500   Cumberland County, Pennsylvania, Municipal Authority
                                            Revenue Bonds (Presbyterian Homes Inc. Project), 6% due
                                            12/01/2026                                                             1,572

                AAA       Aaa       2,000   Delaware County, Pennsylvania, IDA, PCR, Refunding
                                            (Philadelphia Electric Company Project), Series A, 7.375%
                                            due 4/01/2021 (b)                                                      2,188

                NR*       Aaa       2,000   Delaware County, Pennsylvania, University Authority
                                            Revenue Bonds (Villanova University), Series A, 5% due
                                            12/01/2028 (e)                                                         1,969

                NR*       Aaa       2,000   Erie, Pennsylvania, Sewer Authority Revenue Bonds, Series A,
                                            5% due 6/01/2018 (b)                                                   1,993

                AAA       Aaa       3,280   Johnstown, Pennsylvania, Refunding, GO, UT, 6.45% due
                                            10/01/2019 (c)                                                         3,663

                                            Lehigh County, Pennsylvania, General Purpose Authority
                                            Revenue Bonds:
                NR*       Aaa       2,000     (Lehigh Valley Health Network), Series C, 5% due
                                              7/01/2028 (e)                                                        1,946
                AAA       Aaa       3,000     (Saint Luke's Hospital--Bethlehem), 6.25% due 7/01/2022 (b)          3,275

                AAA       Aaa       3,000   Lehigh County, Pennsylvania, IDA, PCR, Refunding
                                            (Pennsylvania Power and Light Company Project), Series A,
                                            6.40% due 11/01/2021 (e)                                               3,315

                AAA       Aaa       3,000   Luzerne County, Pennsylvania, IDA, Exempt Facilities
                                            Revenue Refunding Bonds (Pennsylvania Gas and Water
                                            Company Project), AMT, Series A, 7% due 12/01/2017 (b)                 3,450

                AAA       Aaa       2,650   McGuffey School District, Pennsylvania, GO, 4.75% due
                                            8/01/2028 (b)                                                          2,548

                AAA       Aaa       1,000   Northeastern, Pennsylvania, Hospital and Educational
                                            Authority, College Revenue Bonds (Luzerne County Community
                                            College), 6.625% due 2/15/2005 (b)(f)                                  1,144

                BBB       Baa2      2,500   Pennsylvania Economic Development Financing Authority,
                                            Wastewater Treatment Revenue Bonds (Sun Company Inc.--
                                            R & M Project), AMT, Series A, 7.60% due 12/01/2024                    2,908

                                            Pennsylvania HFA, S/F Mortgage, AMT:
                AA+       Aa2       1,000     Refunding, Series 60A, 5.85% due 10/01/2027                          1,039
                AA+       Aa2       2,500     Series 39B, 6.875% due 10/01/2024                                    2,628

                AAA       Aaa       3,000   Pennsylvania State, GO, Second Series, 5% due 8/01/2018 (c)            3,008

                AAA       Aaa       4,000   Pennsylvania State Higher Educational Assistance Agency,
                                            Student Loan Revenue Bonds, AMT, Series C, 7.15% due
                                            9/01/2021 (b)                                                          4,317

                                            Pennsylvania State Higher Educational Facilities Authority,
                                            Revenue Refunding Bonds:
                A1+       NR*         700     (Carnegie Mellon University), VRDN, Series B, 3.70% due
                                              11/01/2027 (a)                                                         700
                A1+       NR*         200     (Carnegie Mellon University), VRDN, Series C, 3.70%
                                              due 11/01/2029 (a)                                                     200
                AAA       Aaa       1,100     (University of Pennsylvania--Health Services), Series A,
                                              5.375% due 1/01/2015 (e)                                             1,148

                                            Pennsylvania State Turnpike Commission, Tax Revenue Bonds
                                            (Oil Franchise)(b):
                AAA       Aaa       1,300     Senior Series A, 4.75% due 12/01/2027                                1,243
                AAA       Aaa       1,480     Sub-Series B, 4.75% due 12/01/2027                                   1,415

                AAA       Aaa       5,125   Philadelphia, Pennsylvania, Authority for Industrial
                                            Development, Lease Revenue Bonds (City of Philadelphia
                                            Project), Series A, 5.375% due 2/15/2027 (e)                           5,299

                AAA       Aaa       1,000   Philadelphia, Pennsylvania, Gas Works Revenue Bonds (First),
                                            Series B, 5% due 7/01/2028 (d)                                           983

                                            Philadelphia, Pennsylvania, Hospitals and Higher Educational
                                            Facilities Authority Revenue Bonds, Series A:
                A1+       VMG1++    1,100     (Children's Hospital Project), VRDN, 3.70% due 3/01/2027 (a)         1,100
                AAA       Aaa       3,000     (Jefferson Health System), 5.125% due 5/15/2018 (b)                  3,004

                                            Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds:
                AAA       Aaa       1,000     Refunding, 5% due 6/15/2019 (e)                                        992
                AAA       Aaa       2,000     Series A, 5% due 8/01/2017 (b)                                       1,997

                AAA       Aaa       4,000   Pittsburgh, Pennsylvania, Water and Sewer Authority, Water
                                            and Sewer System Revenue Bonds, Sub-Series C, 5.05% due
                                            9/01/2025 (d)                                                          3,959

                A1+       NR*       1,300   Schuylkill County, Pennsylvania, IDA, Resource Recovery
                                            Revenue Refunding Bonds (Northeastern Power Company), VRDN,
                                            Series A, 3.75% due 12/01/2022 (a)                                     1,300

                AAA       Aaa       2,525   Southeastern, Pennsylvania, Transportation Authority, Special
                                            Revenue Bonds, 5.375% due 3/01/2022 (c)                                2,615


                Total Investments (Cost--$79,052)--101.6%                                                         84,006

                Liabilities in Excess of Other Assets--(1.6%)                                                     (1,299)
                                                                                                                 -------
                Net Assets--100.0%                                                                               $82,707
                                                                                                                 =======


             (a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
             (b)AMBAC Insured.
             (c)FGIC Insured.
             (d)FSA Insured.
             (e)MBIA Insured.
             (f)Prerefunded.
             (g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
               *Not Rated.
              ++Highest short-term rating by Moody's Investors Service, Inc.
                Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                See Notes to Financial Statements.



MuniVest Pennsylvania Insured Fund, October 31, 1998

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 1998
Assets:             Investments, at value (identified cost--$79,051,894) (Note 1a)                         $  84,005,941
                    Cash                                                                                          59,931
                    Interest receivable                                                                        1,287,174
                    Prepaid expenses and other assets                                                              7,995
                                                                                                            ------------
                    Total assets                                                                              85,361,041
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $  2,551,043
                      Investment adviser (Note 2)                                                36,444        2,587,487
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        66,087
                                                                                                            ------------
                    Total liabilities                                                                          2,653,574
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 82,707,467
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares authorized) (Note 4):
                      Preferred Shares, par value $.05 per share (1,100 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $ 27,500,000
                      Common Shares, par value $.10 per share (4,028,976 shares
                      issued and outstanding)                                              $    402,898
                    Paid-in capital in excess of par                                         55,851,679
                    Undistributed investment income--net                                        303,140
                    Accumulated realized capital losses on investments--net (Note 5)         (6,304,297)
                    Unrealized appreciation on investments--net                               4,954,047
                                                                                           ------------
                    Total--Equivalent to $13.70 net asset value per Common Share
                    (market price--$13.875)                                                                   55,207,467
                                                                                                            ------------
                    Total capital                                                                           $ 82,707,467
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 1998
Investment          Interest and amortization of premium and discount earned                                $  4,515,650
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    408,660
                    Commission fees (Note 4)                                                     69,784
                    Professional fees                                                            69,484
                    Accounting services (Note 2)                                                 43,697
                    Trustees' fees and expenses                                                  23,045
                    Transfer agent fees                                                          21,206
                    Printing and shareholder reports                                             20,243
                    Listing fees                                                                 16,170
                    Amortization of organization expenses (Note 1e)                               9,502
                    Custodian fees                                                                6,641
                    Pricing fees                                                                  5,987
                    Other                                                                        11,630
                                                                                           ------------
                    Total expenses                                                                               706,049
                                                                                                            ------------
                    Investment income--net                                                                     3,809,601
                                                                                                            ------------


Realized &          Realized gain on investments--net                                                          2,250,971
Unrealized Gain     Change in unrealized appreciation on investments--net                                       (555,716)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  5,504,856
(Notes 1b,                                                                                                  ============
1d & 3):

                    See Notes to Financial Statements.


MuniVest Pennsylvania Insured Fund, October 31, 1998


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                    October 31,
                    Increase (Decrease) in Net Assets:                                        1998              1997
Operations:         Investment income--net                                                 $  3,809,601     $  3,795,012
                    Realized gain on investments--net                                         2,250,971          480,878
                    Change in unrealized appreciation on investments--net                      (555,716)       1,891,454
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      5,504,856        6,167,344
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Shares                                                          (2,877,458)      (2,840,678)
(Note 1f):            Preferred Shares                                                         (932,382)        (920,337)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (3,809,840)      (3,761,015)
                                                                                           ------------     ------------

Capital Share       Value of shares issued to Common Shareholders in reinvestment
Transactions        of dividends                                                                 56,450               --
(Note 4):                                                                                  ------------     ------------
                    Net increase in net assets derived from capital share
                    transactions                                                                 56,450               --
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              1,751,466        2,406,329
                    Beginning of year                                                        80,956,001       78,549,672
                                                                                           ------------     ------------
                    End of year*                                                           $ 82,707,467     $ 80,956,001
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    303,140     $    303,379
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have
                    been derived from information provided in
                    the financial statements.
                                                                                 For the Year Ended October 31,
                    Increase (Decrease) in Net Asset Value:              1998       1997     1996      1995       1994
Per Share           Net asset value, beginning of year                $  13.28   $  12.68  $  12.91  $  11.54   $  14.70
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .94        .95       .97      1.01       1.05
                    Realized and unrealized gain (loss) on
                    investments--net                                       .42        .59      (.23)     1.37      (3.08)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.36       1.54       .74      2.38      (2.03)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Shareholders:
                      Investment income--net                              (.71)      (.71)     (.73)     (.75)      (.86)
                      Realized gain on investments--net                     --         --        --        --       (.06)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to
                    Common Shareholders                                   (.71)      (.71)     (.73)     (.75)      (.92)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Share activity:
                      Dividends and distributions to Preferred
                      Shareholders:
                        Investment income--net                            (.23)      (.23)     (.24)     (.26)      (.20)
                        Realized gain on investments--net                   --         --        --        --       (.01)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Share activity              (.23)      (.23)     (.24)     (.26)      (.21)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  13.70   $  13.28  $  12.68  $  12.91   $  11.54
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $ 13.875   $  12.25  $ 11.625  $ 11.875   $ 10.875
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     19.62%     11.80%     3.98%    16.58%    (22.20%)
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                   8.95%     11.12%     4.32%    19.44%    (15.76%)
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .86%       .88%      .90%      .83%       .51%
Net Assets:**                                                         ========   ========  ========  ========   ========
                    Expenses                                              .86%       .88%      .90%      .95%       .86%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.66%      4.77%     4.91%     5.33%      5.24%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Shares,
Data:               end of year (in thousands)                        $ 55,207   $ 53,456  $ 51,050  $ 51,867   $ 46,390
                                                                      ========   ========  ========  ========   ========
                    Preferred Shares outstanding, end
                    of year (in thousands)                            $ 27,500   $ 27,500  $ 27,500  $ 27,500   $ 27,500
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  60.37%     61.03%   113.65%    73.19%     93.00%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,008   $  2,944  $  2,856  $  2,886   $  2,687
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    848   $    837  $    879   $   966   $    721
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Shares
Outstanding:++

                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Do not reflect the effect of dividends to Preferred Shareholders.
                  ++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

                    See Notes to Financial Statements.



MuniVest Pennsylvania Insured Fund, October 31, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniVest Pennsylvania Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MVP. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $47,537,197 and $47,789,758, respectively.

Net realized gains for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:


                                  Realized       Unrealized
                                   Gains           Gains

Long-term investments          $    2,250,971  $   4,954,047
                               --------------  -------------
Total                          $    2,250,971  $   4,954,047
                               ==============  =============


As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $4,954,047, of which $4,954,153 related to appreciated securities and $106 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $79,051,894.


4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of capital without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the year ended October 31, 1998 increased by 4,120 as a result of dividend reinvestment and during the year ended October 31, 1997 remained constant.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1998 was 2.40%.

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $40,877 as commissions.


5. Capital Loss Carryforward:
At October 31, 1998, the Fund had a net capital loss carryforward of approximately $5,878,000, of which $1,807,000 expires in 2002, $3,117,000 expires in 2003 and $954,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 5, 1998, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.063266 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.



MuniVest Pennsylvania Insured Fund, October 31, 1998


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
MuniVest Pennsylvania Insured Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Pennsylvania Insured Fund as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Pennsylvania Insured Fund as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 4, 1998
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniVest Pennsylvania Insured Fund during its taxable year ended October 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.
Please retain this information for your records.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


NYSE Symbol
MVP